		     SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549


                                 FORM 8-K

  			      --------------
                              CURRENT REPORT

                  PURSUANT TO SECTION 13 or 15 (d) OF THE
                      SECURITES EXCHANGE ACT of 1934



April 17, 2003
-------------------------------------------------------------------------------
(Date of Report - date of earliest event reported)

First Albany Companies Inc.
-------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

New York                       0-14140        			22-2655804
------------------- ------------------------------------------------------------
(State  of  Other      (Commission File  Number)	     (IRS Employer
Jurisdiction of 					     Identification No.)
Incorporation)

30 South Pearl Street, Albany, New York 			 12207
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

(518) 447-8500
-------------------------------------------------------------------------------
(Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)






Item 7.   Financial Statements and Other Exhibits
	  ---------------------------------------

      Exhibit 99.1     Press Release Dated April 17, 2003


Item 9.   Regulation FD Disclosure
	  ------------------------

     On April 17, 2003, First Albany Companies Inc. announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as Exhibit
99.1 and incorporated herein by reference.

      This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).





SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           First Albany Companies Inc.




Dated: 4/22/03              /s/ Steven R. Jenkins
			   -----------------------
                           Steven R. Jenkins
                           Chief Financial Officer